PROSPECTUS MAY 1, 2004

AXA PREMIER VIP TRUST

AXA Allocation Portfolios

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AXA Premier VIP Trust (“Trust”) is comprised of sixteen (16) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes the Class A or Class B shares of the five (5) AXA Allocation Portfolios of the Trust. Each Allocation Portfolio is a non-diversified portfolio. The AXA Allocation Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Information on each Allocation Portfolio, including investment objective, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective of each AXA Allocation Portfolio may be changed without a shareholder vote.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by The Equitable Life Assurance Society of the United States* (“Equitable”) or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans. The prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contract owner or participant under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to the AXA Allocation Portfolios is Equitable. Information regarding Equitable is included under “Management Team” in this prospectus.

The co-distributors for each AXA Allocation Portfolio are AXA Advisors, LLC and AXA Distributors, LLC (“Co-Distributors”).

An investment in an AXA Allocation Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

*	Effective on or about September 7, 2004, subject to regulatory approval, the name “The Equitable Life Assurance Society of the United States” is anticipated to be changed to “AXA Equitable Life Insurance Company.” When the name change becomes effective, all references in any current prospectus or prospectus supplement to “The Equitable Life Assurance Society of the United States,” “Equitable Life,” or “Equitable” will become references to “AXA Equitable Life Insurance Company.”

Table of

CONTENTS

The AXA Allocation Portfolios at a Glance	1

Goals, Strategies & Risks

AXA Conservative Allocation Portfolio	3

AXA Conservative-Plus Allocation Portfolio	4

AXA Moderate Allocation Portfolio	5

AXA Moderate-Plus Allocation Portfolio	7

AXA Aggressive Allocation Portfolio	8

Fees and Expenses of the AXA Allocation Portfolios	9

More About Investment Strategies & Risks

More About Investment Strategies & Risks	11

Management Team

The Manager	13

AXA Allocation Portfolio Services

Buying and Selling Shares	14

Restrictions on Buying and Selling Shares	14

How Portfolio Shares are Priced	15

Dividends and Other Distributions	15

Tax Consequences	15

Additional Information	16

Description of Benchmarks	17

Financial Highlights	18

THE AXA ALLOCATION PORTFOLIOS AT A GLANCE

The AXA Allocation Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the AXA Allocation Portfolios based on their risk tolerance, investment time horizons and personal investment goals.

There are five AXA Allocation Portfolios — AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio and AXA Aggressive Allocation Portfolio. Each AXA Allocation Portfolio pursues its investment objective by investing exclusively in other mutual funds (the “Underlying Portfolios”) managed by Equitable. The chart below illustrates each AXA Allocation Portfolio according to its relative emphasis on seeking income and seeking growth of capital:

AXA Allocation Portfolio	Income	Growth of Capital

Conservative Allocation Portfolio	High	Low

Conservative-Plus Allocation Portfolio	Medium to High	Low to Medium

Moderate Allocation Portfolio	Medium	Medium to High

Moderate-Plus Allocation Portfolio	Low	Medium to High

Aggressive Allocation Portfolio	Low	High

The asset allocation target for each AXA Allocation Portfolio has been established by Equitable under the oversight of the Board of Trustees of the Trust (“Board”) and may be changed at any time without shareholder approval. Subject to the asset allocation target for each AXA Allocation Portfolio, Equitable, as the investment manager, establishes specific target investment percentages for each asset category and each Underlying Portfolio in which an AXA Allocation Portfolio invests based on Equitable’s proprietary investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. In addition, Equitable selects the Underlying Portfolios in which each AXA Allocation Portfolio invests. Equitable may add new Underlying Portfolios or replace existing Underlying Portfolios. Each AXA Allocation Portfolio may temporarily deviate from its asset allocation range for defensive purposes. The following chart describes the current and anticipated allocation among the range of equities and bonds for each AXA Allocation Portfolio.

Asset Class	Conservative Allocation	Conservative-Plus Allocation	Moderate Allocation	Moderate-Plus Allocation	Aggressive Allocation

Range of Equities*	20%	40%	52.5%	77.5%	90%

• International	0%	0%	0%	25%	15%

• Large Cap	12.5%	25%	32.5%	35%	52.5%

• Small/Mid Cap	7.5%	15%	20%	17.5%	22.5%

Range of Bonds*	80%	60%	47.5%	22.5%	10%

• Investment Grade	70%	50%	37.5%	17.5%	10%

• High Yield	10%	10%	10%	5%	0%

*	Actual allocations can deviate from the amounts shown above by 15% for each asset category. Each AXA Allocation Portfolio may temporarily deviate from its asset allocation target for defensive purposes.

THE AXA ALLOCATION PORTFOLIOS AT A GLANCE (cont’d)

From time to time, an AXA Allocation Portfolio may deviate from its asset allocation target and from the target investment percentages for each asset category in which it invests as a result of appreciation or depreciation of the shares of the Underlying Portfolios in which it invests. The AXA Allocation Portfolios have adopted certain policies to reduce the likelihood of such an occurrence. First, Equitable will rebalance each AXA Allocation Portfolio’s holdings on at least a quarterly basis. Rebalancing is the process of bringing the asset allocation of an AXA Allocation Portfolio back into alignment with its target allocations. Second, Equitable will not allocate any new investment dollars to any Underlying Portfolio in an asset class or category whose maximum percentage has been exceeded. Third, Equitable will allocate new investment dollars on a priority basis to Underlying Portfolios in any asset class or category whose minimum percentage has not been achieved.

In order to give you a better understanding of the types of Underlying Portfolios that fall within a particular asset category, the table below lists the Underlying Portfolios, divided by asset category, in which the AXA Allocation Portfolios currently may invest. Each of the Underlying Portfolios is advised by Equitable and sub-advised by other advisers, certain of which are affiliates of Equitable. You should be aware that in addition to the fees directly associated with an AXA Allocation Portfolio, you will also indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to Equitable, and in certain instances, advisory fees paid by Equitable to its affiliates.

Investment Grade Bond	High Yield Bond

AXA Premier VIP Core Bond EQ/Alliance Intermediate Government Securities EQ/Alliance Quality Bond EQ/J.P. Morgan Core Bond	AXA Premier VIP High Yield

Large Cap Equities	Small/Mid Cap Equities

AXA Premier VIP Aggressive Equity

AXA Premier VIP Large Cap Core

AXA Premier VIP Large Cap Growth

AXA Premier VIP Large Cap Value

EQ/Alliance Common Stock

EQ/Alliance Growth and Income

EQ/Alliance Premier Growth

EQ/Bernstein Diversified Value

EQ/Capital Guardian Research

EQ/Capital Guardian U.S. Equity

EQ/Evergreen Omega

EQ/Janus Large Cap Value

EQ/Marsico Focus

EQ/Mercury Basic Value Equity

EQ/MFS Emerging Growth Companies

EQ/MFS Investors Trust

EQ/Putnam Growth & Income Value

EQ/Putnam Voyager

AXA Premier VIP Small/Mid Cap Growth

AXA Premier VIP Small/Mid Cap Value

EQ/Alliance Small Cap Growth

EQ/FI Mid Cap

EQ/FI Small/Mid Cap Value

EQ/Lazard Small Cap Value

International Equities

AXA Premier VIP International Equity

EQ/Alliance International

EQ/Capital Guardian International

EQ/Emerging Markets Equity

EQ/Putnam International Equity

Please note that the Underlying Portfolios may already be available directly as an investment option in your variable annuity contract or variable life policy and that an investor in any of the AXA Allocation Portfolios bears both the expenses of the particular AXA Allocation Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of an AXA Allocation Portfolio instead of in the AXA Allocation Portfolio itself. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation and rebalancing services provided by Equitable.

AXA CONSERVATIVE ALLOCATION PORTFOLIO

Manager:	Equitable

Key Characteristics:

•	High level of principal security

•	Potential for growth through conservative investments

•	Diversification created by some limited stock investment providing higher return potential

Investment Goal

Seeks a high level of current income.

Principal Investment Strategies

This portfolio invests approximately 80% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 20% of its assets in Underlying Portfolios that emphasize equity investments. Subject to this asset allocation target, the portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	0%

Large Cap Equity Securities	12.5%

Small/Mid Cap Equity Securities	7.5%

Investment Grade Bonds	70%

High Yield Bonds	10%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the Portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the portfolio.

•	Management Risk — The risk that Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•	Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the Portfolio is provided below in “More About Investment Strategies & Risks.”

Portfolio Performance

Information about portfolio performance is not provided because the portfolio does not have returns for a full calendar year. The inception date for the portfolio is July 31, 2003.

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

Manager:	Equitable

Key Characteristics:

•	Provides potential for higher returns along with safety of principal

•	Provides a combination of income and modest capital growth with an emphasis on capital preservation

Investment Goal

Seeks current income and growth of capital, with a greater emphasis on current income.

Principal Investment Strategies

This Portfolio invests approximately 60% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 40% of its assets in Underlying Portfolios that emphasize equity investments. Subject to this asset allocation target, the portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	0%

Large Cap Equity Securities	25%

Small/Mid Cap Equity Securities	15%

Investment Grade Bonds	50%

High Yield Bonds	10%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio.

•	Management Risk — The risk that Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•	Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

Portfolio Performance

Information about portfolio performance is not provided because the portfolio does not have returns for a full calendar year. The inception date for the portfolio is July 31, 2003.

AXA MODERATE ALLOCATION PORTFOLIO

Manager:	Equitable

Key Characteristics:

•	Diversification provided by balance of underlying portfolios investing in growth and undervalued stock

•	Balances higher return potential with a degree of price and income stability

Investment Goal

Seeks long-term capital appreciation and current income.

Principal Investment Strategies

This portfolio invests approximately 52.5% of its assets in Underlying Portfolios that emphasize equity investments and approximately 47.5% of its assets in Underlying Portfolios that emphasize fixed income investments. Subject to this asset allocation target, the portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	0%

Large Cap Equity Securities	32.5%

Small/Mid Cap Equity Securities	20%

Investment Grade Bonds	37.5%

High Yield Bonds	10%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio.

•	Management Risk — The risk that Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•	Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the Portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

Portfolio Performance

The portfolio’s performance shown below is principally the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/Balanced Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance Balanced Portfolio, which transferred its assets to the EQ/Balanced Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/Balanced Portfolio and the performance shown for periods prior to that date is that of HRT Alliance Balanced Portfolio, whose inception date is January 27, 1986. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future results. This may be particularly true for this portfolio because the portfolio’s predecessor invested directly in a combination of equity and debt securities, while the portfolio invests substantially all of its assets in other mutual funds that emphasize either equity and debt investments. In addition, the portfolio’s predecessor was advised by one investment sub-adviser until May 1, 2000. After that date, the predecessor portfolio employed multiple investment sub-advisers until August 15, 2003, when it merged with the Portfolio.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last ten calendar years of operations.

Calendar Year Annual Total Returns*

Best quarter (% and time period)	Worst quarter (% and time period)

13.88% (1998 4th Quarter)	-8.44% (2001 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year, five-year and ten-year periods ended December 31, 2003 compare to those of a broad-based index.

Average Annual Total Returns

	One Year	Five Years	Ten Years

AXA Moderate Allocation Portfolio	19.40%	3.57%	7.13%

50% S&P 500/50% Lehman Brothers Aggregate Bond Index*†	16.34%	3.44%	9.01%

60% S&P 500/40% Lehman Brothers Aggregate Bond Index*	18.48%	2.67%	9.75%

*	For more information on this index, see “Description of Benchmarks.”
†	Equitable believes this newly selected index reflects more closely the market sectors in which the portfolio invests.

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

Manager:	Equitable

Key Characteristics:

•	Potential for long-term growth

•	Broad diversification through underlying portfolios

Investment Goal

Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

Principal Investment Strategies

This portfolio invests approximately 77.5% of its assets in Underlying Portfolios that emphasize equity investments and approximately 22.5% of its assets in Underlying Portfolios that emphasize fixed income investments. Subject to this asset allocation target, the Portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	25%

Large Cap Equity Securities	35%

Small/Mid Cap Equity Securities	17.5%

Investment Grade Bonds	17.5%

High Yield Bonds	5%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio.

•	Management Risk — The risk that Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•	Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

Portfolio Performance

Information about portfolio performance is not provided because the portfolio does not have returns for a full calendar year. The inception date for the portfolio is July 31, 2003.

AXA AGGRESSIVE ALLOCATION PORTFOLIO

Manager:	Equitable

Key Characteristics:

•	Potential for long-term growth

•	Broad diversification among underlying equity portfolios

Investment Goal

Seeks long-term capital appreciation.

Principal Investment Strategies

This portfolio invests approximately 90% of its assets in Underlying Portfolios that emphasize equity investments and approximately 10% of its assets in Underlying Portfolios that emphasize fixed income investments. Subject to this asset allocation target, the portfolio generally invests its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the chart below. Actual allocations can deviate from the amounts shown below by 15% for each asset category.

International Equity Securities	15%

Large Cap Equity Securities	52.5%

Small/Mid Cap Equity Securities	22.5%

Investment Grade Bonds	10%

High Yield Bonds	0%

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. Equitable has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the portfolio.

•	Management Risk — The risk that Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•	Market Risk — The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Non-Diversification Risk — The portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation portfolios, this risk is limited because each portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

Portfolio Performance

Information about portfolio performance is not provided because the portfolio does not have returns for a full calendar year. The inception date for the portfolio is July 31, 2003.

FEES AND EXPENSES OF THE AXA ALLOCATION PORTFOLIOS

The following tables describe the fees and expenses that you would pay if you buy and hold shares of the AXA Allocation Portfolios†. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the AXA Allocation Portfolios, reinvest dividends or exchange into other Portfolios.

Annual AXA Allocation Portfolio Operating Expenses*

(expenses that are deducted from Portfolio assets, as a percentage of average daily net assets)

AXA Conservative Allocation Portfolio***

Management fee	0.10%
Distribution and/or service (12b-1) fees†	0.25%
Other expenses	9.04%

Total operating expenses	9.39%
(Waiver) expense reimbursement**	(9.04)%

Net operating expenses	0.35%

AXA Conservative-Plus Allocation Portfolio***

Management fee	0.10%
Distribution and/or service (12b-1) fees†	0.25%
Other expenses	4.13%

Total operating expenses	4.48%
(Waiver) expense reimbursement**	(4.13)%

Net operating expenses	0.35%

AXA Moderate Allocation Portfolio***

Management fee	0.10%
Distribution and/or service (12b-1) fees†	0.00%
Other expenses	0.39%

Total operating expenses	0.49%
(Waiver) expense reimbursement**	(0.39)%

Net operating expenses	0.10%

AXA Moderate-Plus Allocation Portfolio***

Management fee	0.10%
Distribution and/or service (12b-1) fees†	0.25%
Other expenses	1.77%

Total operating expenses	2.12%
(Waiver) expense reimbursement**	(1.77)%

Net operating expenses	0.35%

AXA Aggressive Allocation Portfolio***

Management fee	0.10%
Distribution and/or service (12b-1) fees†	0.25%
Other expenses	5.91%

Total operating expenses	6.26%
(Waiver) expense reimbursement**	(5.91)%

Net operating expenses	0.35%

†	Class A shares do not have any distribution and/or service (12b-1) fees.
*	The “Other Expenses” of each portfolio are estimated.
**	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Operating Expenses of each AXA Allocation Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management Team — The Manager — Expense Limitation Agreement”.
***	The AXA Allocation Portfolios invest in shares of Underlying Portfolios. Therefore, each AXA Allocation Portfolio will, in addition to its own expenses such as management fees, bear its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each AXA Allocation Portfolio will be reduced by each Underlying Portfolio’s expenses. As of the date of this prospectus, the range of expenses (as a percentage of average net assets) expected to be incurred indirectly in connection with each AXA Allocation Portfolio’s investments in Underlying Portfolios is: Conservative Allocation Portfolio — 0.70% to 0.95%; Conservative-Plus Allocation Portfolio — 0.75% to 1.00%; Moderate Allocation Portfolio — 0.80% to 1.05%; Moderate-Plus Allocation Portfolio — 0.95% to 1.20%; and Aggressive Allocation Portfolio — 0.95% to 1.20%. Thus, the net expense ratio of the shares of each AXA Allocation Portfolio, including the AXA Allocation Portfolio’s direct and indirect expenses, is currently expected to range from: Conservative Allocation Portfolio — 1.05% to 1.30%; Conservative-Plus Allocation Portfolio — 1.10% to 1.35%; Moderate Allocation Portfolio — 1.47% to 1.72%; Moderate-Plus Allocation Portfolio — 1.30% to 1.55%; and Aggressive Allocation Portfolio — 1.30% to 1.55%, after taking into account the fee waiver and expense reimbursement arrangement described above. Absent this arrangement, the total expense ratio of the Class B shares of each AXA Allocation Portfolio would range from: Conservative Allocation Portfolio — 10.09% to 10.34%; Conservative-Plus Allocation Portfolio — 5.23% to 5.48%; Moderate Allocation Portfolio — 1.29% to 1.54%; Moderate-Plus Allocation Portfolio — 3.07% to 3.32%; and Aggressive Allocation Portfolio — 7.21% to 7.46%. This information is based on a weighted-average range of the expense ratios since the average assets of each AXA Allocation Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of an AXA Allocation Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. An investor could realize lower overall expenses by allocating investments directly to the Underlying Portfolios.

FEES AND EXPENSES OF THE AXA ALLOCATION PORTFOLIOS (cont’d)

Example

This Example is intended to help you compare the direct and indirect costs of investing in each AXA Allocation Portfolio with the cost of investing in other investment options. It does not show certain indirect costs of investing, including the costs of Underlying Portfolios.

The Example assumes that:

•	You invest $10,000 in an AXA Allocation Portfolio for the time periods indicated;

•	Your investment has a 5% return each year; and

•	The AXA Allocation Portfolio’s operating expenses remain the same, except that each AXA Allocation Portfolio’s total operating expenses are assumed to be its “Net Operating Expenses” for the period that Equitable has contractually agreed to limit the Portfolio’s total operating expenses and “Total Operating Expenses” for the subsequent periods (as shown in the table above).

This Example should not be considered a representation of past or future expenses of the AXA Allocation Portfolios. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses or the fees and expenses of the Underlying Portfolios. If such fees and expenses were reflected, the total expenses would be substantially higher. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	AXA Conservative Allocation Portfolio	AXA Conservative-Plus Allocation Portfolio

1 year	$34	$35
3 years	$1,752	$940

	AXA Moderate Allocation Portfolio	AXA Moderate-Plus Allocation Portfolio

1 year	$10	$36
3 years	$117	$484

AXA Aggressive Allocation Portfolio

1 year	$35
3 years	$1,255

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Each AXA Allocation Portfolio follows a distinct set of investment strategies. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities.

The AXA Allocation Portfolios also may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should an AXA Allocation Portfolio take this action, it may not achieve its investment objective. The AXA Allocation Portfolios also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

The Underlying Portfolios have principal investment strategies that come with inherent risks. Certain Underlying Portfolios may emphasize different market sectors, such as foreign securities, small cap equities and high yield fixed income securities. Each Underlying Portfolio’s principal risks are described in more detail in the Underlying Portfolio’s prospectus.

Risks of Equity Investments

Each portfolio may invest a portion of its assets in Underlying Portfolios that emphasize investments in equity securities. Therefore, as an investor in a portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities. In general, the performance of the Aggressive Allocation, Moderate-Plus Allocation and Moderate Allocation Portfolios will be subject to the risks of investing in equity securities to a greater extent than that of the Conservative Allocation and Conservative-Plus Allocation Portfolios. The risks of investing in equity securities include:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company’s operations.

•	Foreign Investing and Emerging Markets Risk — The value of an Underlying Portfolio’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Investment Style Risk — The sub-advisers to the Underlying Portfolios may use a particular style or set of styles, such as “growth” or “value” styles, to select investments for the Underlying Portfolio. These styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Underlying Portfolio’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Underlying Portfolio could lose all of its investment in a company’s securities.

•	Small- and Mid-Capitalization Risk — There may be an increased risk for Underlying Portfolios that invest in small and mid-capitalization companies because the common stocks of small-and mid-capitalization companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Portfolio Management Risk — The risk that the strategies used by the Underlying Portfolios’ sub-advisers and their securities selections fail to produce the intended results.

Risks of Fixed Income Investments

Each portfolio may invest a portion of its assets in Underlying Portfolios that invest primarily in debt securities. Therefore, as an investor in a portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds.

Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Underlying Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

In general, the performance of the Conservative Allocation and Conservative-Plus Allocation Portfolios will be subject to the risks of investing in fixed income securities to a greater extent than that of the Aggressive Allocation, Moderate-Plus Allocation and Moderate Allocation Portfolios. The risks of invest in fixed income securities include:

•

Credit/Default Risk — The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Lower rated securities involve a substantial risk of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

securities due to actual or perceived changes to an issuer’s credit worthiness.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Foreign Investing and Emerging Markets Risk — The value of an Underlying Portfolio’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. An Underlying Portfolio could lose all of investments in a company’s securities.

•	Liquidity Risk — The risk that exists when particular investments are difficult to purchase or sell. An Underlying Portfolio’s investment in illiquid securities may reduce the returns of the Underlying Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. This may result in a loss or may be costly to an Underlying Portfolio.

•	Mortgage-Backed and Asset-Backed Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Derivatives Risk — An Underlying Portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Portfolio Management Risk — The risk that the strategies used by an Underlying Portfolio’s sub-adviser and its securities selections fail to produce the intended results.

MANAGEMENT TEAM

The Manager

The Manager

Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, manages each AXA Allocation Portfolio. Equitable is an indirect wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, Equitable is responsible for the general management and administration of the Trust and the AXA Allocation Portfolios. In addition to its managerial responsibilities, Equitable also is responsible for determining the asset allocation range for each AXA Allocation Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for each AXA Allocation Portfolio, Equitable will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by an AXA Allocation Portfolio based on Equitable’s proprietary investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. Equitable also will periodically rebalance each AXA Allocation Portfolio’s holdings to bring the asset allocation of an AXA Allocation Portfolio back into alignment with its asset allocation range. Equitable has hired an independent consultant to provide research and consulting services with respect to the Underlying Portfolios, which may assist it with the selection of Underlying Portfolios for inclusion in each Portfolio.

A committee of AXA FMG investment personnel manages each AXA Allocation Portfolio.

Management Fees

Each AXA Allocation Portfolio pays a fee to Equitable for management services at an annual rate of 0.10% of the average daily net assets of each AXA Allocation Portfolio. Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each AXA Allocation Portfolio pays Equitable a fee at an annual rate of 0.15% of the AXA Allocation Portfolio’s total average daily net assets plus $35,000. As noted in the prospectus for each Underlying Portfolio, Equitable and, in certain cases, its affiliates serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with an AXA Allocation Portfolio.

Expense Limitation Agreement

In the interest of limiting until April 30, 2005 the expenses of each AXA Allocation Portfolio, the Manager has entered into an expense limitation agreement with AXA Premier VIP Trust with respect to the AXA Allocation Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each portfolio’s business), are limited to 0.10% for Class A shares and 0.35% for Class B shares.

Equitable may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. If the actual expense ratio is less than the expense cap and Equitable has recouped any eligible previous payments made, the portfolio will be charged such lower expenses.

PORTFOLIO SERVICES

Buying and Selling Shares

Each AXA Allocation Portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. The AXA Allocation Portfolios are not designed for market-timers, see the section entitled “Purchase Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The AXA Allocation Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase Restrictions on Market-Timers and Active Traders

Each AXA Allocation Portfolio and the Co-distributors reserve the right to refuse or limit any purchase order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the AXA Allocation Portfolio’s other shareholders or would disrupt the management of the AXA Allocation Portfolio.

Frequent transfers, including market timing and other program trading strategies, may be disruptive to the portfolios. Disruptive transfer activity may hurt the long term performance of a portfolio by, for example, requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such procedures involves inherently subjective judgments, which we and the Trust seek to make in a fair and reasonable manner consistent with interests of all Contract owners.

If we determine that your transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, we may consider the combined transfer activity of Contracts that we believe are under common ownership, control or direction.

We currently consider transfers into and out of (or vice versa) a portfolio within a five business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s aggregate deposits or aggregate redemptions exceed our threshold, we may take the actions described above to restrict availability of voice, fax and automated transaction services. We also currently provide a letter to Contract owners who have engaged in disruptive transfer activity of our intention to restrict access to communication services. However, we may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, we may also, in our sole discretion and without further notice, change what we consider potentially disruptive transfer activity and our monitoring procedures and thresholds, as well as change our procedures to restrict this activity. You should consult the Contract prospectus that accompanies this prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we maybe unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

PORTFOLIO SERVICES (cont’d)

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation

The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.

A portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of Equitable.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value	=	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

Shares of the Underlying Portfolios held by the AXA Allocation Portfolios are valued at their net asset value. Other portfolio securities and assets of the Underlying Portfolios are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair value. If an Underlying Portfolio includes investments that are not sold often or are not sold on any exchanges, the board of trustees of the Underlying Portfolios or its delegate will, in good faith, estimate fair value of these investments. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board of trustees of the Underlying Portfolios believes accurately reflects fair value. This policy is intended to assure that the Underlying Portfolio’s net asset value fairly reflects security values as of the time of pricing. Because foreign securities sometimes trade on days when portfolio shares are not priced, the value of an Underlying Portfolio’s investments that includes such securities may change on days when portfolio shares cannot be purchased or redeemed. Debt obligations maturing within 60 days of the valuation date are valued at amortized cost.

Dividends and Other Distributions

The AXA Allocation Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the portfolios.

Tax Consequences

Each AXA Allocation Portfolio is treated as a separate entity and intends to qualify to be treated as a regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (portfolio) level to the extent they pass through their income and gains to their shareholders by paying dividends. A portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and dividend payment requirements. Although the Trust intends that it and each portfolio will be operated to have no federal tax liability, if they have any federal tax liability, it could hurt the investment performance of the portfolio in question. Also, portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes, which could reduce the investment performance of the portfolio.

PORTFOLIO SERVICES (cont’d)

It is important for each AXA Allocation Portfolio to maintain its regulated investment company status because the shareholders of the portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the portfolio meet tax qualification rules for variable insurance contracts. If a portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as the investment manager and as the administrator for the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to understand the tax consequences of their investments should consult with their tax advisers or the insurance company that issued their variable products or refer to their Contract prospectus.

Additional Information

Compensation to Securities Dealers

The AXA Allocation Portfolios are distributed by AXA Advisors, LLC and AXA Distributors, LLC, the Co-distributors. The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the AXA Allocation Portfolios’ Class B shares. Under the plan, Class B shares pay each of the Co-distributors an annual fee to compensate them for promoting, selling and servicing shares of the AXA Allocation Portfolios. The annual fee is equal to 0.25% of each portfolio’s average daily net assets. Because these distribution fees are paid out of the AXA Allocation Portfolio’s assets on an ongoing basis, over time these fees for Class B shares will increase the cost of your investment and may cost you more than paying other types of sales charges.

DESCRIPTION OF BENCHMARKS

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Lehman Brothers Aggregate Bond Index

Covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $150 million in par value outstanding, rated Baa or better by Moody’s, have a fixed coupon rate, and be U.S. dollar denominated.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the AXA Allocation Portfolios’ Class A and Class B shares. The financial information in the table below is for the fiscal period ended December 31, 2003. The information below has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2003 appears in the Trust’s Annual Report. Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

AXA Conservative Allocation Portfolio

	Class A		Class B
	July 31, 2003* to December 31, 2003(c)		July 31, 2003* to December 31, 2003(c)
Net asset value, beginning of period	$10.00		$10.00

Income from investment operations:
Net investment income	0.53		0.53
Net realized and unrealized gain on investments	0.06		0.05

Total from investment operations	0.59		0.58

Less distributions:
Dividends from net investment income	(0.14)		(0.13)

Net asset value, end of period	$10.45		$10.45

Total return (b)	5.89%		5.78%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$93		$5,986
Ratio of expenses to average net assets after waivers and reimbursements (a)	0.10%		0.35%
Ratio of expenses to average net assets before waivers and reimbursements (a)	9.14%		9.39%
Ratio of net investment income to average net assets after waivers and
reimbursements (a)	12.33	%(i)	12.08	%(i)
Ratio of net investment income to average net assets before waivers and
reimbursements (a)	3.29	%(i)	3.04	%(i)
Portfolio turnover rate	9%		9%
Effect of expense limitation during the period:
Per share benefit to net investment income	$0.39		$0.40

FINANCIAL HIGHLIGHTS (cont’d)

AXA Conservative-Plus Allocation Portfolio

	Class A		Class B
	July 31, 2003* to December 31, 2003(c)		July 31, 2003* to December 31, 2003(c)
Net asset value, beginning of period	$10.00		$10.00

Income from investment operations:
Net investment income	0.47		0.46
Net realized and unrealized gain on investments	0.33		0.33

Total from investment operations	0.80		0.79

Less distributions:
Dividends from net investment income	(0.14)		(0.13)

Net asset value, end of period	$10.66		$10.66

Total return (b)	8.02%		7.92%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$225		$9,486
Ratio of expenses to average net assets after waivers and reimbursements (a)	0.10%		0.35%
Ratio of expenses to average net assets before waivers and reimbursements (a)	4.23%		4.48%
Ratio of net investment income to average net assets after waivers and reimbursements (a)	10.64	%(i)	10.39	%(i)
Ratio of net investment income to average net assets before waivers and reimbursements (a)	6.51	%(i)	6.26	%(i)
Portfolio turnover rate	8%		8%
Effect of expense limitation during the period:
Per share benefit to net investment income	$0.18		$0.18

FINANCIAL HIGHLIGHTS (cont’d)

AXA Moderate Allocation Portfolio(d)(e)(f)(h)

	Class A						Class B
	Year Ended December 31,						Year Ended December 31,
	2003(c)		2002	2001	2000 (c)	1999(c)	2003(c)		2002	2001	2000(c)	1999(c)
Net asset value, beginning of year	$12.54		$14.52	$15.20	$19.18	$18.51	$12.47		$14.45	$15.14	$19.15	$18.51

Income from investment operations:
Net investment income	0.33		0.33	0.40	0.60	0.52	0.30		0.26	0.35	0.55	0.47
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.10		(2.15)	(0.69)	(0.92)	2.69	2.08		(2.10)	(0.67)	(0.93)	2.69

Total from investment operations	2.43		(1.82)	(0.29)	(0.32)	3.21	2.38		(1.84)	(0.32)	(0.38)	3.16

Less distributions:
Dividends from net investment income	(0.34)		(0.16)	(0.39)	(0.62)	(0.56)	(0.30)		(0.14)	(0.37)	(0.59)	(0.54)
Distributions from net realized gains	—		—	—	(3.04)	(1.98)	—		—	—	(3.04)	(1.98)

Total dividends and distributions	(0.34)		(0.16)	(0.39)	(3.66)	(2.54)	(0.30)		(0.14)	(0.37)	(3.63)	(2.52)

Net asset value, end of year	$14.63		$12.54	$14.52	$15.20	$19.18	$14.55		$12.47	$14.45	$15.14	$19.15

Total return	19.40%		(12.52)%	(1.85)%	(1.32)%	17.79%	19.11%		(12.71)%	(2.08)%	(1.58)%	17.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,141,256		$2,908,058	$2,122,401	$1,914,143	$2,126,313	$1,261,402		$665,088	$359,212	$41,282	$10,701
Ratio of expenses to average net assets after waivers	0.42%		0.65%	0.65%	N/A	N/A	0.67%		0.90%	0.90%	N/A	N/A
Ratio of expenses to average net assets after waivers and fees paid indirectly	0.37%		0.63%	N/A	N/A	N/A	0.62%		0.88%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly	0.49%		0.66%	0.65%	0.59%	0.44%	0.74%		0.91%	0.90%	0.84%	0.69%
Ratio of net investment income to average net assets after waivers	2.42%		1.91%	2.74%	N/A	N/A	2.17%		1.66%	3.72%	N/A	N/A
Ratio of net investment income to average net assets after waivers and fees paid indirectly	2.47%		1.93%	N/A	N/A	N/A	2.22%		1.68%	N/A	N/A	N/A
Ratio of net investment income to average net assets before waivers and fees paid indirectly	2.35%		1.90%	2.74%	3.17%	2.68%	2.10%		1.65%	3.72%	2.92%	2.43%
Portfolio turnover rate	324	%(g)	337%	184%	183%	107%	324	%(g)	337%	184%	183%	107%
Effect of expense limitation during the year:
Per share benefit to net investment income	$0.01		$— #	$—	N/A	N/A	$0.01		$— #	$—	N/A	N/A

FINANCIAL HIGHLIGHTS (cont’d)

AXA Moderate-Plus Allocation Portfolio

	Class A		Class B
	July 31, 2003* to December 31, 2003(c)		July 31, 2003* to December 31, 2003(c)
Net asset value, beginning of period	$10.00		$10.00

Income from investment operations:
Net investment income	0.09		0.08
Net realized and unrealized gain on investments	1.17		1.17

Total from investment operations	1.26		1.25

Less distributions:
Dividends from net investment income	(0.09)		(0.08)

Net asset value, end of period	$11.17		$11.17

Total return (b)	12.62%		12.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,179		$28,383
Ratio of expenses to average net assets after waivers and reimbursements (a)	0.10%		0.35%
Ratio of expenses to average net assets before waivers and reimbursements (a)	1.87%		2.12%
Ratio of net investment income to average net assets after waivers and reimbursements (a)	6.91	%(i)	6.66	%(i)
Ratio of net investment income to average net assets before waivers and reimbursements (a)	5.14	%(i)	4.89	%(i)
Portfolio turnover rate	2%		2%
Effect of expense limitation during the period:
Per share benefit to net investment income	$0.02		$0.02

FINANCIAL HIGHLIGHTS (cont’d)

AXA Aggressive Allocation Portfolio

	Class A		Class B
	July 31, 2003* to December 31, 2003(c)		July 31, 2003* to December 31, 2003(c)
Net asset value, beginning of period	$10.00		$10.00

Income from investment operations:
Net investment income	0.15		0.14
Net realized and unrealized gain on investments	1.16		1.16

Total from investment operations	1.31		1.30

Less distributions:
Dividends from net investment income	(0.05)		(0.04)

Net asset value, end of period	$11.26		$11.26

Total return (b)	13.08%		12.97%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$555		$7,807
Ratio of expenses to average net assets after waivers and reimbursements (a)	0.10%		0.35%
Ratio of expenses to average net assets before waivers and reimbursements (a)	6.01%		6.26%
Ratio of net investment income to average net assets after waivers and reimbursements (a)	3.38	%(i)	3.13	%(i)
Ratio of net investment loss to average net assets before waivers and reimbursements (a)	(2.53	)%(i)	(2.78	)%(i)
Portfolio turnover rate	2%		2%
Effect of expense limitation during the period:
Per share benefit to net investment income	$0.27		$0.27

FINANCIAL HIGHLIGHTS (cont’d)

*	Commencement of operations.
#	Per share amount is less than $0.01 .
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Net investment income and capital changes are based on monthly average shares outstanding.
(d)	On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.
(e)	On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio that followed the same investment objectives as this Portfolio. Information prior to the year ended December 31, 2001 represents the results of operations of the EQ/ Balanced Portfolio.
(f)	On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Alliance Growth Investors Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Balanced Portfolio.
(g)	Reflects purchases and sales from change in investment strategy due to reorganization.
(h)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/Balanced Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 1999 through August 14, 2003 is that of the predecessor EQ/Balanced Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/Balanced Portfolio from January 1, 2003 through August 14, 2003.
(i)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

If you would like more information about the AXA Allocation Portfolios, the following document is available free upon request.

Statement of Additional Information (SAI) — Provides more detailed information about the AXA Allocation Portfolios, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

To order a free copy of the AXA Allocation Portfolios’ SAI,

contact your financial professional, or the AXA Allocation Portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 866-231-8585

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require

Information about the AXA Allocation Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the portfolios are available on the EDGAR database on the SEC’s Internet site at

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-0102

AXA Premier VIP Trust

AXA Allocation Portfolios

AXA Conservative Allocation Portfolio	AXA Moderate Allocation Portfolio
AXA Conservative-Plus Allocation Portfolio	AXA Moderate-Plus Allocation Portfolio
AXA Aggressive Allocation Portfolio

(Investment Company Act File No. 811-10509)

© 2004 AXA Premier VIP Trust